UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT




            Pursuant to Section 13 or Section 15(d)
            of the Securities Exchange Act of 1934





               Date of Report - January 31, 2004



                    CH ENERGY GROUP, INC.
                    -------------------------
    (Exact name of registrant as specified in its charter)



NEW YORK                   0-30512                          14-1804460
-----------------     -----------------                ------------------
State or other     (Commission File Number)            (IRS Employer
jurisdiction of                                         Identification
incorporation)                                          Number)

284 South Avenue, Poughkeepsie, New York                          12601-4879
----------------------------------------                      ----------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

Item 7.          Financial Statements and Exhibits.

                 (c)      Exhibits.  See Exhibit Index

Item 9.          Regulation FD Disclosure

                 The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

                 On January 30, 2004, Registrant issued its fourth quarter 2003 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99(i)22, to which reference is made.

                                 SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CH ENERGY GROUP, INC.
                                        (Registrant)


                                   By:    /s/  Donna S. Doyle
                                   -----------------------------------------
                                              DONNA S. DOYLE
                                    Vice President - Accounting and Controller

Dated:    January 31, 2004

                               Exhibit Index
                               --------------

Exhibit No.
Regulation S-K
Item 601
Designation                Exhibit Description
-----------                --------------------

     99(i)22 Press Release of CH Energy Group, Inc., issued January 30, 2004, relating to its fourth quarter 2003 earnings.